EXHIBIT 99.4





                       FIRST GUARANTY FINANCIAL COPORATION


                              FINANCIAL STATEMENTS

                          AND SUPPLEMENTARY INFORMATION

                               September 30, 1999


                        Mortgagee Identification Numbers:

                               Title I 70972-0005
                               Title II 72230-0004

                                TABLE OF CONTENTS




Report of Independent Auditors...............................................1

Balance Sheet................................................................2

Statement of Operations......................................................3

Statement of Comprehensive Income............................................4

Statement of Shareholders' Equity............................................5

Statement of Cash Flows......................................................6

Notes to the Financial Statements............................................7-9



SUPPLEMENTARY INFORMATION:


Computation of Adjusted Net Worth for
   Recertification of Nonsupervised Mortgagees
   Other Than Loan Correspondents............................................11

Report of Independent Auditors on the Internal Controls......................12

Report of Independent Auditors in Compliance with
   Specific Requirements Applicable to Major Programs........................14

Report of Independent Auditors in Compliance with
   Specific Requirements Applicable to NonMajor HUD
   Program Transactions......................................................15

                         REPORT OF INDEPENDENT AUDITORS




Board of Directors
First Guaranty Financial Corporation
Austin, Texas

We have audited the accompanying balance sheet of First Guaranty Financial Corporation as of September 30, 1999, and the related statements of operations, comprehensive income, shareholders' equity and cash flows for the year ended September 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Guaranty Financial Corporation at September 30, 1999, the results of its operations, and its cash flows for the year ended September 30, 1999 in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting information included in the report are presented for the purposes of additional analysis and are not a required part of the basic financial statements of First Guaranty Financial Corporation. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued our reports dated December 30, 1999, on our consideration of First Guaranty Financial Corporation internal control structure, its compliance with specific requirements applicable to major HUD programs and non-major HUD program transactions.



November 18, 1999,
Except for Note 10, the date of which is December 30, 1999.


FIRST GUARANTY FINANCIAL CORPORATION
BALANCE SHEET
September 30, 1999
-----------------------------------------------------------------------------------
ASSETS
   Current assets
     Cash and cash equivalents                                         $     97,699
     Accounts receivable                                                    369,699
     Loans held for sale                                                 16,461,775
                                                                       ------------
           Total current assets                                          16,929,173
                                                                       ------------

   Restricted Cash
     Deposits held in Trust - mortgage escrow accounts                      291,824
     Cash in investments accounts                                           668,762
                                                                       ------------
           Total restricted assets                                          960,586
                                                                       ------------

   Investments
     Investments - available-for-sale                                       595,612
                                                                       ------------
           Total Investments                                                595,612
                                                                       ------------

   Fixed assets
     Computers and software                                                 251,376
     Furniture and fixtures                                                  63,210
     Office equipment                                                        56,053
     Accumulated depreciation                                               (72,134)
                                                                       ------------
           Total fixed assets                                               298,505
                                                                       ------------
                  Total assets                                         $ 18,783,876
                                                                       ============

LIABILITIES AND SHAREHOLDERS' EQUITY
   Current liabilities
     Accounts payable                                                  $    475,142
     Other liabilities                                                       76,237
     Securities sold, not yet purchased                                     151,701
     Trusts/Escrows payable                                                 291,824
     Commissions payable                                                    142,592
     Payroll taxes payable                                                    2,995
     Current portion - notes payable                                         66,408
     Warehouse credit line                                               16,461,775
                                                                       ------------
           Total current liabilities                                     17,668,674
                                                                       ------------

   Long-term liabilities
     Notes payable                                                          222,480
                                                                       ------------
           Total long-term liabilities                                      222,480
                                                                       ------------
                  Total liabilities                                      17,891,154
                                                                       ------------

   Shareholders' Equity
     Common stock:  10,000 shares authorized, issued and outstanding        170,997
     Additional paid-in capital
       Restricted                                                           291,824
       Unrestricted                                                       1,988,355
                                                                       ------------
           Total additional paid-in capital                               2,280,179
                                                                       ------------
     Retained earnings                                                   (1,623,729)
     Accumulated other comprehensive income                                  65,275
                                                                       ------------
           Total shareholders' equity                                       892,722
                                                                       ------------
                  Total liabilities and shareholders' equity           $ 18,783,876
                                                                       ============

See Report of Independent Auditors and notes to the financial statements.

                                       2

FIRST GUARANTY FINANCIAL CORPORATION
STATEMENT OF OPERATIONS
For the year ended September 30, 1999
--------------------------------------------------------------------------------

REVENUES
   Fees and premiums                                               $ 12,727,220
   Interest income                                                       25,695
   Other                                                                115,937
                                                                   ------------
           Total revenue                                             12,868,852
                                                                   ------------

EXPENSES
   Advertising                                                           52,632
   Bad debt                                                              32,707
   Bonuses                                                              750,201
   Commissions                                                        2,316,612
   Computer software                                                      2,692
   Consulting fees                                                      498,172
   Depreciation                                                          64,403
   Dues and subscriptions                                                44,088
   Employee benefits                                                    261,824
   Equipment rental                                                     272,031
   Freight and courier                                                  458,092
   Insurance                                                             46,887
   Interest and fees                                                  1,431,932
   Licenses and permits                                                  52,656
   Loan origination and settlement                                      164,863
   Miscellaneous                                                        111,548
   Office supplies                                                      124,534
   Payroll taxes                                                        660,600
   Printing and reproduction                                            102,102
   Professional development                                              16,849
   Professional fees                                                     29,848
   Quality control                                                       36,969
   Rent                                                                 712,367
   Repairs and maintenance                                              104,233
   Salaries and wages                                                 5,125,521
   Losses related to short sales of securities                          151,701
   Tax                                                                    8,367
   Telephone                                                            408,561
   Travel and entertainment                                             188,768
   Utilities                                                              9,273
                                                                   ------------
           Total expenses                                            14,241,033
                                                                   ------------

NET LOSS                                                           $ (1,372,181)
                                                                   ============


See Report of Independent Auditors and notes to the financial statements.

                                       3


FIRST GUARANTY FINANCIAL CORPORATION
STATEMENT OF COMPREHENSIVE INCOME
For the year ended September 30, 1999
--------------------------------------------------------------------------------

NET LOSS                                                            $(1,372,181)
   Other comprehensive income, net of tax:
     Unrealized gains on investments:
       Unrealized holding gains arising during period
         totaling $65,275, net of tax                                    65,275
                                                                    -----------

                  Comprehensive income                              $(1,306,906)
                                                                    ===========







See Report of Independent Auditors and notes to the financial statements.

                                       4


FIRST GUARANTY FINANCIAL CORPORATION
STATEMENT OF SHAREHOLDERS' EQUITY
For the year ended September 30, 1999
--------------------------------------------------------------------------------

Common stock
   Balance at beginning and end of year                             $   170,997
                                                                    -----------

Additional paid-in capital
   Balance at beginning of year                                       1,880,179
   Additional paid-in capital contributed                               400,000
                                                                    -----------
   Balance at end of year                                             2,280,179
                                                                    -----------

Retained earnings
   Balance at beginning of year                                        (251,548)
   Net income                                                        (1,372,181)
                                                                    -----------
   Balance at end of year                                            (1,623,729)
                                                                    -----------

Accumulated other comprehensive income
   Balance at beginning of year                                            --
   Change in net unrealized gains on investment
     securities available-for-sale, net of deferred
     income taxes                                                        65,275
                                                                    -----------
   Balance at end of year                                                65,275
                                                                    -----------

           Total shareholders' equity                               $   892,722
                                                                    ===========




See Report of Independent Auditors and notes to the financial statements.

                                       5


FIRST GUARANTY FINANCIAL CORPORATION
STATEMENT OF CASH FLOWS
For the year ended September 30, 1999
----------------------------------------------------------------------------------------

OPERATING ACTIVITIES
   Reconciliation of net loss to net cash flows from operating activities
     Net loss                                                               $ (1,372,181)
     Depreciation                                                                 64,403
     Increase in accounts receivable                                            (371,332)
     Decrease in prepaid expenses                                                  3,171
     Increase in accounts payable                                                304,813
                                                                            ------------
           Net cash flows used by operating activities                        (1,371,126)
                                                                            ------------

INVESTING ACTIVITIES
   Increase in loans held for sale                                           (10,814,885)
   Decrease in investments, net                                                  151,699
   Purchase of property and equipment                                           (181,327)
                                                                            ------------
           Net cash used by investing activities                             (10,844,513)
                                                                            ------------

FINANCING ACTIVITIES
   Cash provided from capital contribution                                       400,000
   Increase in debt                                                           11,453,683
                                                                            ------------
           Net cash provided by financing activities                          11,853,683
                                                                            ------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                       (361,956)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                   459,655
                                                                            ------------

CASH AND CASH EQUIVALENTS AT END OF YEAR                                    $     97,699
                                                                            ============




Interest Paid                                                               $  1,431,932
                                                                            ============

Income Taxes Paid                                                           $          0
                                                                            ============



See Report of Independent Auditors and notes to the financial statements.

                                          6

FIRST GUARANTY FINANCIAL CORPORATION
NOTES TO FINANCIAL STATEMENTS
September 30, 1999
--------------------------------------------------------------------------------

1.   ORGANIZATION

     First Guaranty Financial Corporation (Company) is a California C-corporation organized June 13, 1988. The Company is a HUD-approved Title I and Title II direct endorsement, VA/LAPP approved, non-supervised mortgagee. First Guaranty Financial Corporation originates, funds, purchases and sells HUD-insured mortgages and conventional loans and sells these loans to financial institutions or other entities. The Company is required to present audited financial statements to regulatory agencies to maintain approval to issue insured mortgages. The Company is also subject to the laws and regulations issued by HUD and other regulatory agencies. Refer to footnote 4 for further discussion related to regulatory matters.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Use of Estimates - The financial statements have been prepared in accordance with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the dates of the balance sheets and income and expenses for the periods. Actual results could differ significantly from those estimates. Material estimates that are particularly susceptible to significant change in the near-term relate to the fair value of loans held for sale.

     Revenue Recognition - The financial statements of the Company are prepared using the accrual basis of accounting whereas revenues are recognized when earned and expenses are recognized when incurred. This basis of accounting conforms to generally accepted accounting principles. In concurrence with industry practice, loan fees and commissions are recognized when the primary lenders fund the related loans.

     Accounts Receivable - No allowance for uncollectible accounts has been provided. Management has evaluated the accounts and believes they are all collectible.

     Cash and Cash Equivalents - The Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

     Depreciation - Fixed assets are depreciated using the straight-line method over the estimated useful life of the asset. Depreciation expense was $64,403 for the year ended September 30, 1999.

     Income Taxes - The Company has a current year net operating loss of $1,372,181 and as a result will not pay federal income tax for the current year. The Company has prior year net operating loss carryovers of $360,437 of which $261,333 is subject to certain limitations to use as described in section 382 of the Internal Revenue Code. The Company has elected to forgo any loss carry-back and will carry-forward the total cumulative losses as of September 30, 1999 of $1,732,618, to future years as allowed by the applicable sections of the Internal Revenue Code and Regulations. The deferred tax asset at September 30, 1999 resulting from the net operating loss carryforward is $606,416 and is offset by a valuation allowance totaling $606,416 leaving a net deferred tax asset of $ -0- . There are no other significant deferred tax assets or liabilities at September 30, 1999.

FIRST GUARANTY FINANCIAL CORPORATION
NOTES TO FINANCIAL STATEMENTS
September 30, 1999
--------------------------------------------------------------------------------

     Investments - Investments held by the Company are available-for-sale and are made up of equity stocks, corporate debt and mutual funds. Estimated fair value at September 30, 1999, totaled $595,612. The cost totaled $530,337 and the unrealized gain associated with the securities at September 30, 1999, totaled $65,275. Other investment activities are described in footnote 9.

3.   NOTES PAYABLE

     The Company entered into a term note to offset losses, which were incurred on mortgages held-for-sale. At September 30, 1999, the loan balance was $288,888. The loan is a demand note with scheduled monthly principal payments of $5,534. The rate is variable and interest is also payable monthly. The Company has pledged all fixtures, equipment and records, as well as a warrant for the right to purchase up to 2% of the total issued and outstanding common stock of the Company and signed a stock restriction agreement as collateral for the loan.

     Remaining Principal repayments as of September 30, 1999.

                2000                                     $   66,408
                2001                                         66,408
                2002                                         66,408
                2003                                         66,408
                2004                                         23,256
                                                         ----------
                Total                                    $  288,888
                                                         ==========

4.   REGULATORY CAPITAL

     As an approved HUD non-supervised lender First Guaranty Financial Corporation is subject to capital requirement of $1,000,000. As of September 30, 1999, the Company failed to meet this capital requirement. Total shareholder's equity at September 30, 1999 was $892,722. Additionally, at September 30, 1999, the Company failed to meet the minimum liquidity requirements established by HUD. The minimum liquidity requirement was $100,000; the Company had $97,699 in liquid assets on that date.

5.   CONCENTRATION OF RISK

     Amounts on deposit with a number of financial institutions occasionally exceed the $100,000 federally insured limit. As of the financial statement date, all deposits except one institution were under the FDIC limit.

FIRST GUARANTY FINANCIAL CORPORATION
NOTES TO FINANCIAL STATEMENTS
September 30, 1999
--------------------------------------------------------------------------------

6.   LEASE COMMITMENTS

     First Guaranty Financial Corporation has entered into various leases for buildings and equipment. Future minimum lease payments under noncancelable operating leases with initial or remaining terms of one year or more are as follows for fiscal year end:

                1999                                    $   85,785
                2000                                       278,473
                2001                                       151,433
                2002                                       151,433
                2003                                       151,433
                                                        ----------
                      Total                             $  818,557
                                                        ==========

     Numerous other offices are leased on a month-to-month basis.

7.   LINES OF CREDIT

     The Company has entered into three revolving mortgage purchase facilities with four financial institutions totaling $58,000,000. These agreements are to fund one-to-four family residential first mortgages originated by the Company, which need to have written investor commitments prior to funding. These one-to-four family mortgages also serve as the collateral for the lines of credit. Daily interest is charged for each loan outstanding at a rate determined by revolving mortgage purchase agreements and varies from time-to-time. As of the date of the financial statements, $16,461,775 was outstanding on the credit lines.

8.   FUTURES TRADING

     The Company uses financial future contracts to trade for gains in the active market. The Company has generally held GNMA contracts in the range of $1,000,000 to $2,000,000. Future's positions are held in GNMA contracts and at September 30, 1999, $2,000,000 in commitments were outstanding. The net realized gain on trading, for the year-ended September 30, 1999 was $115,937.

9.   SECURITIES SOLD, NOT YET PURCHASED

     Securities sold, not yet purchased are reported as a liability and adjusted through the income statement at each reporting date. The loss reported at September 30, 1999 totaled $151,701.

10.  SUBSEQUENT EVENTS

     On December 30, 1999, The Board of Directors approved the issuance of 3,000 shares of preferred stock, with 7% interest rate, in exchange for unrestricted assets in the form of 2,600,000 shares of common stock in EMB corporation. The estimated fair value of the common stock at December 30, 1999 was $0.21 a share or $546,000. This equity injection will place the Company in compliance with HUD regulations for capital and liquidity requirements.

     Additionally, the Company has initiated plans to reduce expenses and to improve ongoing operations of the Company; the ultimate effect of these changes cannot be determined at this time.

                            SUPPLEMENTARY INFORMATION

FIRST GUARANTY FINANCIAL CORPORATION
COMPUTATION OF ADJUSTED NET WORTH FOR RECERTIFICATION OF
NONSUPERVISED MORTGAGEES OTHER THAN LOAN CORRESPONDENTS
For the year ended September 30, 1999
--------------------------------------------------------------------------------

1. Servicing portfolio at September 30, 1999                      $           0

2. Add:
   Originated during fiscal year                                    635,090,501
   Purchased from loan correspondents during fiscal year                      0
                                                                  -------------
           Subtotal                                                 635,090,501
                                                                  -------------

3. Less:
   Amounts included in Line 2
   Servicing retained                                                         0
   Loan correspondent purchases retained                                      0
                                                                  -------------
           Subtotal                                                           0
                                                                  -------------

4. Total                                                          $ 635,090,501
                                                                  =============


5. 1% of Line 4                                                   $   6,350,905

6. Minimum net worth required (greater of $250,000 or Line 5)         6,350,905
                                                                  -------------

7. Net worth required (lesser of $1,000,000 or Line 6)            $   1,000,000
                                                                  =============


Stockholders equity (net worth) per balance sheet                 $     892,722

Less unacceptable assets                                                      0
                                                                  -------------

Adjusted Net Worth for HUD requirement purposes                   $     892,722
                                                                  -------------

Adjust Net Worth DEFICIT                                          $    (107,278)
                                                                  =============


Liquidity requirement
   (20% of adjusted net worth to a maximum of $100,000)           $     100,000

Liquid assets per balance sheet                                   $      97,699
                                                                  -------------

Liquidity DEFICIT                                                 $      (2,301)
                                                                  =============

                         REPORT OF INDEPENDENT AUDITORS
                              ON INTERNAL CONTROLS

           (COMBINED REPORT APPLICABLE TO THE FINANCIAL STATEMENTS AND
               HUD-ASSISTED PROGRAMS - - NO REPORTABLE CONDITIONS
                             NO MATERIAL WEAKNESSES)




Board of Directors
First Guaranty Financial Corporation
Austin, Texas

We have audited the financial statements of First Guaranty Financial Corporation as of September 30, 1999 and for the year ended September 30, 1999 and have issued our report thereon dated November 18, 1999. We have also audited the Company's compliance with requirements applicable to HUD-assisted programs and have issued our reports thereon dated December 30, 1999.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States and the Consolidated Audit Guide for Audit of HUD Programs (the "Guide"), issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General. Those standards and the Guide require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement and about whether the Company complied with laws and regulations, noncompliance with which would be material to HUD-assisted programs.

In planning and performing our audits for the year ended September 30, 1999, we obtained an understanding of the design of relevant internal controls and determined whether they had been placed in operation, and we assessed control risk in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements of First Guaranty Financial Corporation and on its compliance with specific requirements applicable to its major HUD-assisted programs and to report on internal controls in accordance with the provisions of the Guide and not to provide any assurance on internal controls.

The management of the Company is responsible for establishing and maintaining internal controls. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal controls. The objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit the preparation of financial statements in accordance with generally accepted accounting principles and that HUD-assisted programs are managed in compliance with applicable laws and regulations. Because of the inherent limitations in any internal control structure, errors, irregularities or instances of noncompliance may nevertheless occur and not be detected. Also, projection of an evaluation of the structure to future periods is subject to the risk that procedures may become inadequate because of changes in conditions or that the effectiveness of the design and operation of policies and procedures may deteriorate.

We performed tests of controls, as required by the Guide, to evaluate the effectiveness of the design and operation of internal controls that we considered relevant to preventing or detecting material noncompliance with specific requirements applicable to First Guaranty Financial Corporation's HUD-assisted programs. Our procedures were less in scope than would be necessary to render an opinion on internal control policy and procedures. Accordingly, we do not express such an opinion.

We did not note any matters involving the internal controls and its operation that we considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants. Reportable conditions involve matters coming to our attention relating to significant deficiencies in the design or operation of the internal controls that, in our judgment, could adversely affect the organization's ability to record, process, summarize and report financial data consistent with management's assertions in the financial statements or to administer HUD-assisted programs in accordance with applicable laws and regulations.

A material weakness is a reportable condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited or noncompliance with laws and regulations that would be material to a HUD-assisted program may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.

Our consideration of the internal controls would not necessarily disclose all matters in the internal control structure that might be reportable conditions and, accordingly, this report would not necessarily disclose all reportable conditions that are also considered to be material weaknesses as defined above.

This report is intended for the information of the audit committee, management, and the Department of Housing and Urban Development. However, this report is a matter of public record and its distribution is not limited.



December 30, 1999

                         REPORT OF INDEPENDENT AUDITORS

             IN COMPLIANCE WITH SPECIFIC REQUIREMENTS APPLICABLE TO
                                 MAJOR PROGRAMS


Board of Directors
First Guaranty Financial Corporation
Austin, Texas

We have audited the financial statements of First Guaranty Financial Corporation as of September 30, 1999 and for the year ended September 30, 1999, and have issued our report thereon dated November 18, 1999. In addition, we have also audited the Company's compliance with specific program requirements governing VA, FHA 1, and FHA 2, reviewed the transactions and account balances, and tested loan qualifications and supporting data that are applicable to each of its major HUD-assisted programs, for the year ended September 30, 1999. The management of the Company is responsible for compliance with those requirements. Our responsibility is to express an opinion on compliance with those requirements based on our audit.

We conducted our audit of compliance in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs (the "Guide") issued by the U.S. Department of Housing and Urban Development, Office of Inspector General. Those standards and the Guide require that we plan and perform the audit to obtain reasonable assurance about whether material noncompliance with the requirements referred to above occurred. An audit includes examining, on a test basis, evidence about the Company's compliance with those requirements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, First Guaranty Financial Corporation complied except as noted, in all material respects, with the requirements described above that are applicable to each of its HUD-assisted programs for the year ended September 30, 1999.

At September 30, 1999, First Guaranty Financial Corporation failed to meet the minimum net worth and liquidity requirements as established by HUD regulations. On December 30, 1999, First Guaranty Financial Corporation enacted plans to correct this exception by issuing preferred stock in exchange for marketable securities with an estimated fair value of $546,000. This action will place the Company in compliance with net worth and liquidity requirements.

This report is intended for the information of the audit committee, management, and the Department of Housing and Urban Development. However, this report is a matter of public record and its distribution is not limited.




December 30, 1999

                         REPORT OF INDEPENDENT AUDITORS

             IN COMPLIANCE WITH SPECIFIC REQUIREMENTS APPLICABLE TO
                        NONMAJOR HUD PROGRAM TRANSACTIONS




Board of Directors
First Guaranty Financial Corporation
Austin, Texas

We have audited the financial statements of First Guaranty Financial Corporation as of September 30, 1999 and for the year ended September 30, 1999, and have issued our report thereon dated November 18, 1999.

In connection with our audit of the September 30, 1999 financial statements of First Guaranty Financial Corporation and with our consideration of the Company's internal controls used to administer HUD programs, as required by the Consolidated Audit Guide for Audits of HUD Programs (the "Guide") issued by the U.S. Department of Housing and Urban Development, we selected certain transactions applicable to certain nonmajor HUD-assisted programs for the year ended September 30, 1999.

As required by the Guide, we performed auditing procedures to test compliance with the requirements governing VA, FHA (Title 1 and Title 2) that are applicable to those transactions. Our procedures were substantially less in scope than an audit, the objective of which is the expression of an opinion on the Company's compliance with these requirements. Accordingly, we do not express such an opinion.

The results of our tests disclosed no instances of noncompliance that are required to be reported herein under the Guide.

This report is intended for the information of the audit committee, management, and the Department of Housing and Urban Development. However, this report is a matter of public record and its distribution is not limited.




December 30, 1999

                                  AUDIT PARTNER
                                  -------------


                                  ALAN E. RICH


                         FIRM IDENTIFICATION #74-2584861